                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002



                        CELL ROBOTICS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Colorado                                   5049-05                                 84-1153295
 (State or other jurisdiction of                (Commission File Number)               (IRS Employer Identification
          incorporation)                                                                          Number)

                                             2715 Broadbent Parkway N.E.
                                                Albuquerque, New Mexico                            87107
                                       (Address of principal executive offices)                 (Zip Code)
                         Registrant's telephone number, including area code: (505) 343-1131

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.
         --------

EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------

99.1       Certifications by Chief Executive Officer and Chief
           Financial Officer of Cell Robotics International, Inc. pursuant to Sarbanes-Oxley Act of 2002


ITEM 9.  REGULATION FD DISCLOSURE.

The Registrant is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 consists of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-QSB filed by the Registrant on August 14, 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CELL ROBOTICS INTERNATIONAL, INC.


Date:  August 14, 2002                 By:   /s/ Paul C. Johnson
                                             -----------------------------------
                                       Name: Paul C. Johnson
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                             -----------------------------------

                                  EXHIBIT INDEX

  EXHIBIT
   NUMBER                                                DESCRIPTION
  -------                                                -----------
    99.1        Certifications by Chief Executive Officer and Chief Financial Officer of Cell Robotics
                International, Inc. pursuant to Sarbanes-Oxley Act of 2002